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                                                                 EXHIBIT 10.32

                               FIRST AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT


        THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "First Amendment") is entered into as of March 5, 1996, by and between SILICON VALLEY BANK ("Bank") and CALYPTE BIOMEDICAL CORPORATION, a California corporation ("Borrower").


                                    RECITALS


        A. Bank and Borrower are parties to that certain Loan and Bridge Security Agreement, dated December 8, 1995 (the "Agreement"), and the other Loan Documents (as defined in the Agreement) relating to a loan made by Bank to Borrower.

        B. Bank and Borrower now desire to amend the Agreement in certain respects on the terms and subject to the conditions set forth below.

                                   AGREEMENT

        The parties now agree as follows:

        1. Amount Of Committed Line. The Committed Line (as defined in the Agreement) is Two Million Dollars ($2,000,000.00).

        2. Maturity Date. The Maturity Date (as defined in the Agreement) is hereby modified to mean July 5, 1996.

        3. Cash And Cash Equivalents. Section 6.8 of the Agreement is hereby amended and restated in its entirety as follows:

                6.8 Cash And Equivalents. Beginning January 31, 1996, Borrower shall maintain, as of the last day of each month during the term of this First Amendment, a balance of cash and cash equivalents of not less than Seven Hundred Thousand Dollars ($700,000)

        4. Fee. In connection with this First Amendment, Borrower shall pay to Bank a Facility Fee equal to Fifteen Thousand Dollars ($15,000.00), cash, concurrently with the execution hereof. The entire Facility Fee shall be earned and nonrefundable on the date hereof.

        5       Bank Expenses.  Upon execution hereof, Borrower shall pay to
Bank all Bank Expenses incurred to the date hereof, including reasonable attorneys' fees and expenses.

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      6. Conditions Precedent. The effectiveness of this First Amendment and
Bank's obligations hereunder are subject to the following conditions precedent.

            (a) Receipt by Bank of a payment in the amount of Five Hundred Thousand Dollars ($500,000.00) to be applied to the principal balance outstanding in order to reduce the Committed Line to One Million Five Hundred Thousand Dollars ($1,500,000.00), and as of the date of such payment, the Committed Line shall thereafter be One Million Five Hundred Thousand Dollars ($1,500,000.00).

            (b) Receipt by Bank of the Facility Fee and payment of all Bank Expenses incurred through the date of execution of this First Amendment.

            (c) Receipt by Bank of a corporate resolution and incumbency certificate of Borrower certified by the secretary of Borrower in such form as is acceptable to Bank.

            (d) Receipt by Bank of such other documents and completion of such other matters as Bank may reasonably deem necessary or appropriate, including receipt by Bank of such additional comfort letters from investors of Borrower as Bank may require.

      7. RELEASE OF CLAIMS. BORROWER ACKNOWLEDGES THAT IT HAS NO OFFSETS OR DEFENSES AGAINST ITS OBLIGATION TO PAY ANY AMOUNTS OR PERFORM ANY OBLIGATIONS UNDER THE LOAN DOCUMENTS AND RELEASES BANK AND ALL OF BANK'S OFFICERS, DIRECTORS AND EMPLOYEES FROM ANY KNOWN OR UNKNOWN CLAIMS, CAUSES OF ACTION, PROMISES, DEFENSES, LIABILITIES, OR OTHER OBLIGATIONS NOW EXISTING OR HEREAFTER ARISING OUT OF THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY. WITHOUT LIMITING THE FOREGOING, BORROWER WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE
SECTION 1542, WHICH STATES:

      A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

      8. Survival. Except as otherwise set forth herein, the Loan Documents remain in full force and effect. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Agreement. In the event of any inconsistency between the terms and provisions of this First Amendment and any of the other Loan Documents, the terms and provisions of this First Amendment shall control.

      9. Confirmation of Agreements. Except as modified hereby, Borrower and Bank hereby reaffirm as of the date of this First Amendment each of the covenants,


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representations, warranties and other agreements set forth in the Loan
Documents, which are incorporated herein by this reference.

      10. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written.


                                            CALYPTE BIOMEDICAL
                                            CORPORATION,
                                            a California corporation

                                            By: /s/ John J. DiPietro
                                               --------------------------------
                                            Title: VP - Finance
                                                  -----------------------------


                                            SILICON VALLEY BANK

                                            By: /s/ Julie Schneider
                                               --------------------------------
                                            Title: Commercial Banking Officer
                                                  -----------------------------


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CORPORATE RESOLUTIONS TO BORROW

===============================================================================

BORROWER:                                        CALYPTE BIOMEDICAL CORPORATION

===============================================================================

      I, the undersigned Secretary or Assistant Secretary of Calypte Biomedical Corporation (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California.

      I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

      BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

        NAMES                    POSITIONS                   ACTUAL SIGNATURES
        ------                   ---------                   -----------------
        Jack Davis               President & CEO             /s/ John P. Davis
        --------------------     ------------------------    ------------------
        John DiPietro            CFO                         /s/ John DiPietro
        --------------------     ------------------------    ------------------

        --------------------     ------------------------    ------------------

        --------------------     ------------------------    ------------------

        --------------------     ------------------------    ------------------

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

      BORROW MONEY. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between such officer, employee, or agent and Bank, such sum or sums of money as in such person's judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Bridge Security Agreement dated as of December 8, 1995 (the "Loan Agreement"), as modified by that certain First Amendment to Loan and Security Agreement dated March 5, 1996 (the "First Amendment").
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      EXECUTE DOCUMENTS. To execute and deliver to Bank the First Amendment and any promissory note or notes of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Bank, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

      GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

      NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

      LETTERS OF CREDIT. To execute letters of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

      FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

      BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

      I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation, and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.
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      IN WITNESS WHEREOF, I have hereunto set my hand on April , 1996, and attest that the signatures set opposite the names listed above are their genuine signatures.


                                            CERTIFIED TO AND ATTESTED BY:

                                            /s/ John DiPietro
                                            -----------------------------------
                                            Corporate Secretary